                                                                   Exhibit 99.33

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

                              Dated March 10, 2003

                                      From

                         The Grantors referred to herein

                                   as Grantors

                                       to

                  WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION

                        as Trustee and Collateral Agent,

                and the other Secured Parties referred to herein

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
Section 1.  Grant of Security..........................................        2

Section 2.  Security for Obligations...................................        5

Section 3.  Grantors Remain Liable.....................................        5

Section 4.  Delivery and Control of Security Collateral................        6

Section 5.  Maintaining the Account Collateral.........................        7

Section 6.  Investing of Amounts in the Collateral Accounts............        8

Section 7.  Maintaining Electronic Chattel Paper and
            Transferable Records.......................................        8

Section 8.  Representations and Warranties.............................        8

Section 9.  Further Assurances.........................................       10

Section 10. Post-Closing Changes; Bailees; Collections on
            Assigned Agreements; Receivables and Related
            Contracts..................................................       12

Section 11. Voting Rights; Dividends; Etc..............................       14

Section 12. As to the Assigned Agreements..............................       15

Section 13. Transfers and Other Liens; Additional Shares...............       16

Section 14. Trustee Appointed Attorney-in-Fact.........................       16

Section 15. Trustee May Perform........................................       17

Section 16. Trustee's Duties...........................................       17

Section 17. Remedies...................................................       18

Section 18. Indemnity and Expenses.....................................       22

Section 19. Amendments; Waivers; Additional Grantors; Etc..............       22

Section 20. Notices, Etc...............................................       23

Section 21. Continuing Security Interest...............................       23

Section 22. Release of Collateral; Termination.........................       23

Section 23. Security Interest Absolute.................................       24

Section 24. Execution in Counterparts..................................       25

Section 25. Governing Law; Jurisdiction; Waiver of Jury Trial,
            Etc........................................................       25


Schedules I  -  Location, Chief Executive Office, Place Where
                Agreements Are Maintained, Type of Organization,
                Jurisdiction Of Organization And Organizational
                Identification Number

Schedule II  -  Pledged Equity and Pledged Debt
Schedule III -  Assigned Agreements
Schedule IV  -  Changes in Name, Location, Etc.

Exhibits

Exhibit A    -  Form of Security Agreement Supplement
Exhibit B       Form of Account Control Agreement
Exhibit C-1  -  Form of Consent and Agreement of Hollinger International Inc.
Exhibit C-2  -  Form of Consent and Agreement of Hollinger Canadian Publishing
                Co.
Exhibit C-3  -  Form of Consent and Agreement of RMI

                               SECURITY AGREEMENT

            SECURITY AGREEMENT dated March 10, 2003 made by HOLLINGER INC., a Canadian corporation (the "COMPANY"), RAVELSTON MANAGEMENT INC., an Ontario corporation ("RMI"), and 504468 N.B. INC., a New Brunswick corporation ("NBI"), and the Additional Grantors (as defined in Section 19) (the Company, RMI, NBI, and the Additional Grantors being, collectively, the "GRANTORS"), to WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee and Collateral Agent under the Indenture (as hereinafter defined) (in such capacity, together with any successor appointed pursuant to the Indenture, the "COLLATERAL AGENT") for itself, each of the Holders (as defined in the Indenture), and each other secured party specified in any of the other Note Documents (as hereinafter defined) (collectively, the "SECURED PARTIES").

            PRELIMINARY STATEMENTS.

            (1) The Company, as issuer, and RMI and NBI, as guarantors, have entered into an Indenture dated as of March 10, 2003 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "INDENTURE") with The Ravelston Corporation Limited, Sugra Limited and the Collateral Agent.

            (2) The Grantors are entering into this Agreement in order to grant to the Collateral Agent for the ratable benefit of itself and the other Secured Parties a security interest in the Collateral (as hereinafter defined).

            (3) Each of the Company and NBI is the owner of the shares of stock or other equity interests (the "INITIAL PLEDGED EQUITY") set forth on and described in Schedule II hereto and issued by the Persons named therein.

            (4) The Company is a party to the Support Agreement (as defined in the Indenture).

            (5) RMI is a party to the Services Agreements (as defined in the Indenture) (the Services Agreements and the Support Agreement hereinafter referred to as the "INITIAL ASSIGNED AGREEMENTS").

            (6) The Grantors shall, from time to time, maintain one or more collateral accounts (collectively, the "COLLATERAL ACCOUNTS") to be used to deposit the Cash Collateralized Note Amount (as defined in the Indenture), in the form of funds or financial assets, in the event that any portion of the Pledged Equity (as hereinafter defined) is released pursuant to and in accordance with the provisions of Section 14.04(a)(v) of the Indenture, with respect to which accounts any Grantor may, from time to time, have security entitlements (the "PLEDGED SECURITY ENTITLEMENTS") with respect to all the financial assets (the "PLEDGED FINANCIAL ASSETS") credited from time to time to such accounts, and which accounts shall be maintained with or under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.

            (7) It is a condition precedent to the purchase of the Notes (as defined in the Indenture) by the Holders and the performance by the Secured Parties of their respective obligations under this Agreement, the Indenture, the Notes, the Intercreditor Agreement, the other Security Documents or any other document or agreement related thereto or delivered in connection therewith (collectively, the "NOTE DOCUMENTS") that the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

            (8) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Note Documents.

            (9) Terms defined in the Note Documents and not otherwise defined in this Agreement are used in this Agreement as defined in the Note Documents. Further, unless otherwise defined in this Agreement or the other Note Documents, terms defined in Article 8 or 9 of the UCC (as defined below) and/or in the Federal Book Entry Regulations (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations. "UCC" means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. The term "FEDERAL BOOK ENTRY REGULATIONS" means (a) the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("ADDITIONAL PROVISIONS") of 31 C.F.R. Part 357, 31 C.F.R. Section 357.2,
Section 357.10 through Section 357.14 and Section 357.41 through Section 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities. The term "PPSA(ON)" shall mean the Personal Property Security Act (Ontario) (or any successor statute) and the term "PPSA(NB)"shall mean the Personal Property Security Act (New Brunswick) (or any successor statute).

            NOW, THEREFORE, in consideration of the premises and in order to induce the Holders to purchase the Notes, and each Secured Party to perform their respective obligations under the Note Documents, each Grantor hereby agrees with the Collateral Agent and the other Secured Parties as follows:

            Section 1. Grant of Security. Each Grantor hereby grants, assigns and transfers to the Collateral Agent and the other Secured Parties, a security interest in, such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "COLLATERAL"):

            (a) the following (the "SECURITY COLLATERAL"):

                  (i) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property (including, without limitation, equity interests of any class and certificates representing the same) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto (the Initial Pledged Equity, together with all other shares and other equity interests described in this clause (i) being collectively the "PLEDGED EQUITY");

                  (ii) all Pledged Security Entitlements with respect to all
            Pledged Financial Assets from time to time credited to any Collateral Account, and all Pledged Financial Assets, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Security Entitlements or such Pledged Financial Assets and all subscription warrants, rights or options issued thereon or with respect thereto;

            (b) each of the agreements listed on Schedule III hereto, to which such Grantor is now a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the "ASSIGNED AGREEMENTS"), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "AGREEMENT COLLATERAL");

            (c) all accounts (including, without limitation, health-care-insurance receivables), chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, generated from any of the Assigned Agreements (any and all of such accounts, chattel paper, general intangibles and other obligations, to the extent not referred to in clause
      (a) or (b) above, or clause (d) below, being the "RECEIVABLES");

            (d) the following (collectively, the "ACCOUNT COLLATERAL"):

                  (i) the Collateral Accounts, and all funds and financial
            assets from time to time credited thereto (including, without limitation, (A) readily marketable direct obligations of the government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the government of the United States, (B) insured certificates of deposit, guaranteed investment certificates or time deposits with any commercial bank that is a Lender Party or member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (C) below, is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1 billion or (C) commercial paper in an aggregate amount of no more than $1,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the equivalent grade) by Moody's Investors Service, Inc. or "A-l" (or the then equivalent grade) by Standard & Poor's, a division of The McGraw Hill Companies, Inc. (collectively, "CASH EQUIVALENTS")), all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect, of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Accounts; and

                  (ii) all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Grantor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

                  (iii) all interest, dividends, distributions, cash,
            instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

            (e) all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral; and

            (f) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (e) of this Section 1 and this clause
      (f)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (B) cash.

            Section 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all obligations of such Grantor now or hereafter existing under the Note Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, fees, premiums, penalties, indemnifications, contract causes of action, costs, expenses or otherwise (all such obligations being the "SECURED OBLIGATIONS"). Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and would be owed by such Grantor, whether incurred alone or with another or others and whether as principal, guarantor or surety, to any Secured Party under the Note Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Grantor.

            Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent or any other Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Note Document, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Furthermore, the Collateral Agent shall not be liable or accountable for any failure to seize, collect, realize, dispose of, enforce or otherwise deal with the Collateral, shall not be bound to institute proceedings for any such purposes or for the purpose of preserving any rights of the Collateral Agent, the Grantor or any other person, firm or corporation in respect of the Collateral and shall not be liable or responsible for any loss, cost or damage whatsoever which may arise in respect of any such failure including, without limitation, resulting from the negligence of the Collateral Agent or any of its officers, servants, agents, solicitors, attorneys, Receivers (as hereinafter defined) or otherwise. Neither the Collateral Agent nor its officers, servants, agents or Receivers shall be liable by reason of any entry into possession of the Collateral or any part thereof, to account as a mortgagee in possession, for anything except actual receipts, for any loss on realization, for any act or omission for which a mortgagee in possession might be liable for any loss, cost, damage or expense whatsoever which may arise in respect of any such actions, omissions or negligence.

            Section 4. Delivery and Control of Security Collateral. (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time in its discretion and with notice to each Grantor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 1(a), provided, however, that in the case of Security Collateral consisting of Class B Shares of Hollinger International Inc., such rights to register Security Collateral in the name of the Collateral Agent or any of its nominees shall only be exercised only after the occurrence and during the continuance of an Event of Default. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations. Also, the Collateral Agent shall have the right at any time to convert Security Collateral consisting of financial assets credited to the Collateral Account to Security Collateral consisting of financial assets held directly by the Collateral Agent, and to convert Security Collateral consisting of financial assets held directly by the Collateral Agent, to Security Collateral consisting of financial assets credited to the Collateral Accounts.

            (b) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance satisfactory to the Collateral Agent. With respect to any Security Collateral in which any Grantor has any right, title or interest and that is not an uncertificated security, upon the request of the Collateral Agent, such Grantor will notify each such issuer of Pledged Equity that such Pledged Equity is subject to the security interest granted hereunder.

            (c) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a security entitlement in which the Collateral Agent is not the entitlement holder, such Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in substantially the form of Exhibit B hereto or otherwise in form and substance satisfactory to the Collateral Agent (such agreement being an "ACCOUNT CONTROL AGREEMENT").

            (d) No Grantor will change or add any securities intermediary that maintains any securities account in which any of the Collateral is credited or carried, or change or add any such securities account, in each case without first complying with the above provisions of this Section 4 in order to perfect the security interest granted hereunder in such Collateral.

            (e) Not later than 10 business days after the date hereof, each Grantor with respect to Security Collateral shall (i) take and complete any and all action necessary in order to ensure that all beneficial and registered ownership interests in each item of Security Collateral are held by a single Grantor, rather than being divided among multiple Grantors; (ii) provide the Collateral Agent and/or any other Secured Party requesting the same with evidence satisfactory to the Collateral Agent and/or such other Secured Party that all such action described in clause (i) above has been taken; and (iii) deliver to or in accordance with the instructions of the Collateral Agent original stock certificates and stock powers originally executed in blank, all in form and substance satisfactory to the Collateral Agent, reflecting any changes in ownership with respect to any Security Collateral resulting from the actions described in clause (i) above.

            Section 5. Maintaining the Account Collateral. So long as any Secured Obligations remain outstanding:

            (a) Each Grantor will maintain all Account Collateral only with the Collateral Agent or with banks (the "PLEDGED ACCOUNT BANKS") that have agreed, in an Account Control Agreement authenticated by the Grantor, the Collateral Agent and the Pledged Account Banks, to (i) comply with instructions originated by the Collateral Agent directing the disposition of funds in the Account Collateral without the further consent of the Grantor and (ii) waive or subordinate in favor of the Collateral Agent all claims of the Pledged Account Banks (including, without limitation, claims by way of a security interest, lien or right of setoff or right of recoupment) to the Account Collateral, which authenticated record shall be substantially in the form of Exhibit B hereto, or shall otherwise be in form and substance satisfactory to the Collateral Agent.

            (b) Each Grantor agrees that it will not terminate any bank as a Pledged Account Bank or terminate any Account Collateral.

            (c) The Collateral Agent shall have sole right to direct the disposition of funds with respect to the Collateral Accounts, and it shall be a term and condition of the Collateral Accounts, notwithstanding any term or condition to the contrary in any other agreement relating to the Collateral Accounts, that no amount (including, without limitation, interest on Cash Equivalents credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, any Grantor or any other Person from the Collateral Accounts.

            (d) The Collateral Agent may, at any time and without notice to, or consent from, the Grantor, transfer, or direct the transfer of, funds from the Account Collateral to satisfy the Grantor's obligations under the Note Documents if an Event of Default shall have occurred and be continuing.

            Section 6. Investing of Amounts in the Collateral Accounts. The Collateral Agent will, subject to the provisions of Sections 5, 17 and 22, from time to time (a) invest, or direct the applicable Pledged Account Bank to invest, amounts received with respect to the Collateral Accounts in such Cash Equivalents credited to (A) the Collateral Accounts or (B) in the case of Cash Equivalents consisting of Securities Collateral, a securities account in which the Collateral Agent is the securities intermediary or a securities account subject to an Account Control Agreement, and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents credited in the same manner. Interest and proceeds that are not invested or reinvested in Cash Equivalents as provided above shall be deposited and held in the Collateral Accounts; and the Collateral Agent and other Secured Parties shall not be liable for any losses resulting from such investments. In addition, the Collateral Agent shall have the right at any time to exchange, or direct the applicable Pledged Account Bank to exchange, such Cash Equivalents for similar Cash Equivalents of smaller or larger determinations, or for other Cash Equivalents, credited to the Collateral Accounts.

            Section 7. Maintaining Electronic Chattel Paper and Transferable Records. So long as any Secured Obligation of any Grantor under any Note Document shall remain unpaid each Grantor will maintain all (1) electronic chattel paper so that the Collateral Agent has control of the electronic chattel paper in the manner specified in Section 9-105 of the UCC or pursuant to similar laws in Canada, as applicable, and (ii) all transferable records so that the Collateral Agent has control of the transferable records in the manner specified in Section 16 of the Uniform Electronic Transactions Act, as in effect in the jurisdiction governing such transferable record ("UETA") or pursuant to similar laws in Canada, as applicable.

            Section 8. Representations and Warranties. Each Grantor (and, in the case of clause (i), The Ravelston Corporation Limited ("RCL")) represents and warrants as follows:

            (a) Such Grantor's exact legal name, as defined in Section 9-503(a) of the UCC, and as evidenced pursuant to its Articles of Incorporation/Amalgamation in the jurisdiction of incorporation, is correctly set forth in Schedule 1 hereto. Such Grantor has only the trade names listed on Schedule IV hereto. Such Grantor is located (within the meaning of Section 9-307 of the UCC) and has its chief executive office and the office in which it maintains the original copies of each Assigned Agreement to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor, in the state or provincial jurisdiction set forth in
      Schedule I hereto. The information set forth in Schedule I hereto with respect to such Grantor is true and accurate in all respects. Such Grantor has not, within five years prior to the date hereof, previously changed its name, location, chief executive office, place where it maintains its agreements, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule I hereto except as disclosed in Schedule IV hereto.

            (b) All Security Collateral consisting of certificated securities and instruments have been delivered to the Collateral Agent. Original or certified copies of each Assigned Agreement and all originals of all chattel paper that evidence Receivables have been delivered to the Collateral Agent. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument that has not been delivered to the Collateral Agent.

            (c) Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Note Documents.

            (d) The Pledged Equity pledged by such Grantor hereunder has been duly authorized and validly issued and is fully paid and non-assessable. With respect to the Pledged Equity that is an uncertificated security, such Grantor has caused the issuer thereof either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor. If such Grantor is an issuer of Pledged Equity, such Grantor confirms that it has received notice of such security interest.

            (e) The Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding equity interests of the issuers thereof indicated on Schedule II hereto.

            (f) The Assigned Agreements to which such Grantor is a party, true and complete copies of which have been furnished to the Collateral Agent, have been duly authorized, executed and delivered by all parties thereto, have not been amended, amended and restated, supplemented or otherwise modified, except as described on Schedule III hereto, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their terms. There exists no default under any Assigned Agreement to which such Grantor is a party by any party thereto. Each party to the Assigned Agreements listed on

      Schedule III hereto to which such Grantor is a party other than the Grantors has executed and delivered to such Grantor a consent, in substantially the form of Exhibit C-1, C-2 or C-3 hereto, as applicable, or otherwise in form and substance satisfactory to the Collateral Agent, to the assignment of the Agreement Collateral to the Collateral Agent pursuant to this Agreement.

            (g) All filings and other actions (including, without limitation, actions necessary to obtain control of Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC, in Section 16 of the UETA, in the PPSA(ON) and in the PPSA (NB)) necessary to perfect the security interest in the Collateral of such Grantor created under this Agreement have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Collateral Agent for the benefit of itself and the other Secured Parties a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of such Grantor, securing the payment of the Secured Obligations.

            (h) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, (ii) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the UCC, the PPSA(ON) and the PPSA(NB), which financing statements have been duly filed and are in full force and effect, and the actions described in Section 4 with respect to Security Collateral, which actions have been taken and are in full force and effect, or (iii) the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

            (i) RCL hereby represents and warrants that each of the Transfer and Consent Agreements, by which RCL transferred its interests in any Assigned Agreements to RMI, were duly authorized and validly executed by RCL, and are valid, binding and enforceable against all parties thereto.

            Section 9. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all, further instruments and documents, and take all further action that may be necessary or desirable, or that the Collateral Agent may request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor: (i) at the request of the Collateral Agent, mark conspicuously each chattel paper included in Receivables, each Assigned Agreement and, at the request of the Collateral Agent, each of its records pertaining to such Collateral with a legend, in form and substance satisfactory to the Collateral Agent, indicating that such chattel paper, Assigned Agreement or Collateral is subject to the security interest granted hereby; (ii) if any such Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Collateral Agent hereunder such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent; (iii) execute or authenticate and file such financing, financing change or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (iv) deliver and pledge to the Collateral Agent for benefit of itself and the other Secured Parties certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (v) take all action necessary to ensure that the Collateral Agent has control of Collateral consisting of deposit accounts, electronic chattel paper, investment property, and transferable records as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC, in Section 16 of UETA, in the PPSA (ON) and in the PPSA(NB); (vi) at the request of the Collateral Agent, take all action to ensure that the Collateral Agent's security interest is noted on any certificate of ownership related to any Collateral evidenced by a certificate of ownership; and
(vii) deliver to the Collateral Agent evidence that all other action that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by such Grantor under this Agreement has been taken. From time to time upon request by the Collateral Agent, each Grantor will, at such Grantor's expense, cause to be delivered to the Collateral Agent, for the benefit of the Secured Parties, an Opinion of Independent Counsel, from outside counsel reasonably satisfactory to the Collateral Agent, as to such matters relating to the transactions contemplated hereby as the Collateral Agent may reasonably request.

            (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing, financing change or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC, PPSA(ON) or PPSA(NB) or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements, financing change statements or amendments filed prior to the date hereof.

            (c) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

            (d) The Company will furnish to the Collateral Agent, at any time upon the reasonable request of the Collateral Agent, an opinion of counsel, from outside counsel reasonably satisfactory to the Collateral Agent, to the effect that all financing, financing change or continuation statements have been filed, and all other action has been taken (including, without limitation, action necessary to (i) give the Collateral Agent control over the Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC, in Section 16 of UETA, in the PPSA(ON) and in the PPSA(NB) and (ii) cause the security interest in any Collateral evidenced by a certificate of ownership to be noted on such certificate of ownership) to perfect continuously from the date hereof the security interest granted hereunder.

            Section 10. Post-Closing Changes; Bailees; Collections on Assigned Agreements; Receivables and Related Contracts. (a) No Grantor will change its name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth in Section 8(a) of this Agreement without first giving at least 30 days' prior written notice to the Collateral Agent and taking all action required by the Collateral Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. No Grantor will change the place where it keeps the originals of the Assigned Agreements to which such Grantor is a party and all originals of all chattel paper that evidence Receivables of such Grantor from the locations therefor specified in Sections 8(a) and 8(b) without first giving the Collateral Agent 30 days' prior written notice of such change. No Grantor will become bound by a security agreement authenticated by another Person which by its terms may pertain to the Collateral (including, without limitation, a security agreement authenticated as provided in Section 9-203(d) of the UCC) without giving the Collateral Agent 30 days' prior written notice thereof and taking all action required by the Collateral Agent to ensure that the perfection and first priority nature of the Collateral Agent's security interest in the Collateral will be maintained. Each Grantor will hold and preserve its records relating to the Collateral, including, without limitation, the Assigned Agreements, and will permit representatives of the Collateral Agent at any time during normal business hours to inspect and make abstracts from such records and other documents. If the Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Agent of such organizational identification number,

            (b) If any Collateral of any Grantor is at any time in the possession or control of a warehouseman, bailee, processor or agent, or if the Collateral Agent so requests such Grantor will (i) notify such warehouseman, bailee, processor or agent of the security interest created hereunder, (ii) instruct such warehouseman, bailee, processor or agent to hold all such Collateral solely for the Collateral Agent's account subject only to the Collateral Agent's instructions (which shall permit such Collateral to be removed by such Grantor in the ordinary course of business until the Collateral Agent notifies such warehouseman, bailee, processor or agent that an Event of Default has occurred and is continuing), (iii) use best efforts, to cause such warehouseman, bailee, processor or agent to authenticate a record acknowledging that it holds possession of such Collateral for the Collateral Agent's benefit and shall act solely on the instructions of the Collateral Agent without the further consent of the Grantor or any other Person, and (iv) make such authenticated record available to the Collateral Agent.

            (c) Except as otherwise provided in this subsection (c), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Assigned Agreements and Receivables. In connection with such collections, such Grantor may take (and, at the Collateral Agent's direction after the occurrence of an Event of Default which is continuing, will take) such action as such Grantor or the Collateral Agent may deem necessary or advisable to enforce collection of the Assigned Agreements and Receivables; provided, however, that in the event that an Event of Default has occurred and is continuing and the Collateral Agent has given written notice thereof to the applicable Grantor(s) in respect thereof and to the obligors thereunder, the Collateral Agent shall have the right (i) in the case of the Services Agreements, to direct the obligors thereunder to make payment of amounts payable thereunder (up to 70% of the amounts due thereunder) directly to the Collateral Agent for so long as such Event of Default shall continue and
(ii) in the case of the Support Agreement, to make payment of 100% of all amounts payable thereunder directly to the Collateral Agent for so long as such Event of Default shall continue, and, upon any such notification and at the expense of such Grantor, to enforce collection of any such Assigned Agreements and Receivables, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements and Receivables, including, without limitation, those set forth set forth in Section 9-607 of the UCC or pursuant to the PPSA(ON) or PPSA(NB). After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) that may be received by such Grantor in respect of the Assigned Agreements and Receivables of such Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) and for so long as the Event of Default giving rise to such notice be continuing, applied as provided in Section 17(b) and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement, release wholly or partly any obligor thereof, or allow any credit or discount thereon. No Grantor will permit or consent to the subordination of its right to payment under any of the Assigned Agreements and Receivables to any other indebtedness or obligations of the obligor thereof.

            Section 11. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing:

                  (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided, however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

                  (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Note Documents; provided however, that any and all

                        (A) dividends, interest and other distributions paid or
                  payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                        (B) dividends and other distributions paid or payable in
                  cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

                        (C) cash paid, payable or otherwise distributed in
                  respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

                  (iii) The Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

            (b) Upon the occurrence and during the continuance of an Event of
Default:

                  (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 11(a)(i) shall, upon notice to such Grantor by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 11(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

                  (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 11(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

            Section 12. As to the Assigned Agreements. (a) Each Grantor will at its expense:

                  (i) perform and observe all terms and provisions of the
            Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements to which it is a party in full force and effect, enforce the Assigned Agreements to which it is a party in accordance with the terms thereof and take all such action to such end as may be reasonably requested from time to time by the Collateral Agent; and

                  (ii) furnish to the Collateral Agent promptly upon receipt thereof copies of all notices, requests and other documents received by such Grantor, and notify the Collateral Agent immediately of any claims, litigation or default, under or pursuant to the Assigned Agreements to which it is a party, and from time to time (A) furnish to the Collateral Agent such information and reports regarding the Assigned Agreements and such other Collateral of such Grantor as the Collateral Agent may reasonably request and (B) upon request of the Collateral Agent make to each other party to any Assigned Agreement to which it is a party such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

            (b) Each Grantor agrees that it will not, except to the extent otherwise permitted under the Indenture:

                  (i) cancel or terminate any Assigned Agreement to which it is a party or consent to or accept any cancellation or termination (other than regularly scheduled termination by the terms of such Assigned Agreement) thereof;

                  (ii) amend, amend and restate, supplement or otherwise modify any such Assigned Agreement or give any consent, waiver (including, without limitation, any waiver of rights, privileges, remedies or powers) or approval thereunder (except for periodic renewals under identical terms);

                  (iii) waive any default under or breach of any such Assigned
            Agreement; or

                  (iv) take any other action in connection with any such
            Assigned Agreement that would materially impair the value of the interests or rights of such Grantor thereunder or that would materially impair the interests or rights of the Collateral Agent or any other Secured Party.

            (c) Each Grantor hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge to the Collateral Agent for benefit of the Secured Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder.

            Section 13. Transfers and Other Liens; Additional Shares. (a) Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Indenture, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement.

            (b) Each Grantor agrees that it will (i) cause each issuer of the Pledged Equity pledged by such Grantor not to issue any equity interests or other securities in substitution for the Pledged Equity issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional equity interests or other securities representing Pledged Equity.

            Section 14. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, in the Collateral Agent's discretion after the occurrence of an Event of Default which is continuing, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

            (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

            (b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above, and

            (c) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.

            Section 15. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, as the Collateral Agent deems necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 18.

            Section 16. The Collateral Agent's Duties. (a) The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

            (b) Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more agents (each a "SUBAGENT") for the Collateral Agent hereunder with respect to all or any part of the Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the ratable benefit of the

Collateral Agent and the other Secured Parties, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term "Collateral Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

            Section 17. Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC, PPSA(ON) or PPSA(NB), as applicable (whether or not the UCC, PPSA(ON) or PPSA(NB), as applicable, apply to the affected Collateral), and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable;
      (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and
      (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Receivables and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC and those set forth in the PPSA(ON) and PPSA(NB). Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. No person dealing with the Collateral Agent or its servants or agents shall be concerned to inquire whether the security hereby constituted has become enforceable, whether the powers which the Collateral Agent is purporting to exercise have become exercisable, whether any money remains due on the security of the Collateral, as to the necessity or expedience of the stipulations and conditions subject to which any sale, lease or disposition shall be made, otherwise as to the propriety or regularity of any sale or any other dealing by the Collateral Agent with the Collateral or to see to the application of any money paid to the Collateral Agent. In the absence of fraud on the part of such persons, such dealings shall be deemed, so far as regards the safety and protection of such person, to be within the powers hereby conferred and to be valid and effective accordingly.

            (b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 18) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in the following manner:

                  (i) first, paid to the Collateral Agent for any amounts then owing to the Collateral Agent under the Note Documents; and

                  (ii) second, ratably paid to the Holders and any other Secured
            Parties, for any amounts then owing to them, in their capacities as such, under the Note Documents ratably in accordance with such respective amounts then owing to such Secured Parties.

      Any surplus of such cash or cash proceeds held by or on the behalf of the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

            (c) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

            (d) The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.

            (e) If the Collateral Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this
      Section 17, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense:

                  (i) execute and deliver, and cause each issuer of such
            Security Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register for resale such Security Collateral under the provisions of the Securities Act of 1933 (as amended from time to time, the "SECURITIES ACT"), to cause the registration statement relating thereto (the "COLLATERAL SHELF REGISTRATION STATEMENT") to become effective and to remain effective for such period as prospectuses are required by law to be furnished and in any event for so long as is necessary to enable the Holders to dispose of the Security Collateral in the manner of sale provided for in the registration statement and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                  (ii) use its best efforts to qualify the Security Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of such Security Collateral, as requested by the Collateral Agent or any other Secured Party;

                  (iii) cause each such issuer of such Security Collateral to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act;

                  (iv) provide the Collateral Agent and each other Secured Party and each other Secured Party with such other information and projections as may be necessary or, in the opinion of the Collateral Agent or any other Secured Party, advisable to enable the Collateral Agent or any other Secured Party to effect the sale of such Security Collateral;

                  (v) take such other actions in furtherance of the resale of the Security Collateral pursuant to the Collateral Shelf Registration Statement as are comparable to those described in
            Section 5 (Registration

      Procedures) of the Registration Rights Agreement with respect to the Shelf Registration Statement (as defined therein) mutatis mutandis; and

                  (vi) do or cause to be done all such other acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law.

            (f) The Collateral Agent is authorized, in connection with any sale of the Security Collateral pursuant to this Section 17, to deliver or otherwise disclose to any prospective purchaser of the Security
      Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to subsection (e)(i) above; (ii) any information and projections provided to it pursuant to subsection (e)(iv) above; and (iii) any other information in its possession relating to such Security Collateral.

            (g) Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Secured Parties by reason of the failure by such Grantor to perform any of the covenants contained in subsection (e) above and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, it will pay, as liquidated damages and not as a penalty, an amount equal to the value of the Security Collateral on the date the Collateral Agent shall demand compliance with subsection (e) above.

            (h) The Collateral Agent may, in addition to any other rights it may have, appoint by instrument in writing a receiver or receiver and manager (both of which are herein called a "Receiver") of all or any part of the Collateral or may institute proceedings in any court of competent jurisdiction for the appointment of such a Receiver. Any such Receiver is hereby given and shall have the same powers and rights and exclusions and limitations of liability as the Collateral Agent has under this Security Agreement, at law or in equity. In exercising any such powers, any such Receiver shall, to the extent permitted by law, act as and for all purposes shall be deemed to be the agent of the Grantor and the Collateral Agent shall not be responsible for any act or default of any such Receiver. The Collateral Agent may appoint one or more Receivers hereunder and may remove any such Receiver or Receivers and appoint another or others in his or their stead from time to time. Any Receiver so appointed may be an officer or employee of the Collateral Agent. A court need not appoint, ratify the appointment by the Collateral Agent of or otherwise supervise in any manner the actions of any Receiver. Upon a Grantor receiving notice from the Collateral Agent of the taking of possession of the Collateral or the appointment of a Receiver, all powers, functions, rights and privileges of each of the directors and officers of such Grantor with respect to the Collateral shall cease, unless specifically continued by the written consent of the Collateral Agent.

            Section 18. Indemnity and Expenses. (a) Each Grantor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "INDEMNIFIED PARTY") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

            (b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or the other Secured Parties hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

            Section 19. Amendments; Waivers; Additional Grantors; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

            (b) Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "SECURITY AGREEMENT SUPPLEMENT"), (i) such Person shall be referred to as an "ADDITIONAL GRANTOR" and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Note Documents to "Grantor" shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Note Documents to "Collateral" shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental Schedules I-IV attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I-IV, respectively, hereto, and the Collateral Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

            Section 20. Notices, Etc. All notices and other communications provided for hereunder shall be either (i) in writing (including telegraphic, telecopier or telex communication) and mailed, telegraphed, telecopied, telexed or otherwise delivered or (ii) by electronic mail (if electronic mail addresses are designated as provided below) confirmed immediately in writing, in the case of the Collateral Agent, addressed to it at its address specified in the Indenture and, in the case of each Grantor, addressed to it at its address set forth opposite such Grantor's name on the signature pages hereto or on the signature page to the Security Agreement Supplement pursuant to which it became a party hereto; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications shall, when mailed, telegraphed, telecopied, telexed, sent by electronic mail or otherwise, be effective when deposited in the mails, delivered to the telegraph company, telecopied, confirmed by telex answerback, sent by electronic mail and confirmed in writing, or otherwise delivered (or confirmed by a signed receipt), respectively, addressed as aforesaid; except that notices and other communications to the Collateral Agent shall not be effective until received by the Collateral Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Security Agreement Supplement or Schedule hereto shall be effective as delivery of an original executed counterpart thereof.

            Section 21. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full in cash of the Secured Obligations, (b) be binding upon each Grantor, its successors and assigns and
(c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns.

            Section 22. Release of Collateral; Termination. (a) So long as no Default or Event of Default shall have occurred and be continuing, the Collateral Agent will release to the Company or at its order (or, at the request of the Company, to the Collateral Agent to be applied to the Secured Obligations of the Company under the Note Documents), the Collateral to the extent permitted to be released under the terms of the Note Documents and will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and such release no Default shall have occurred and be continuing, (ii) all conditions required to be satisfied under the Indenture shall have been complied with, and (iii) the Grantor shall have delivered to the Collateral Agent a form of release for execution by the Collateral Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Note Documents and as to such other matters as the Collateral Agent may request.

            (b) Upon the payment in full in cash of the Secured Obligations, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

            Section 23. Security Interest Absolute. The obligations of each Grantor under this Agreement are independent of the Secured Obligations or any other obligations of any Grantor, or any Affiliate of any Grantor under or in respect of the Note Documents, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against such Grantor or any other Affiliate of any Grantor or whether such Grantor or any other Affiliate of any Grantor is joined in any such action or actions. All rights of the Collateral Agent and the other Secured Parties and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and each Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

            (a) any lack of validity or enforceability of any Note Document or any other agreement or instrument relating thereto;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other obligations of any other Affiliate of a Grantor under or in respect of the Note Documents or any other amendment or waiver of or any consent to any departure from any Note Document, including, without limitation, any increase in the Secured Obligations to any Grantor or any of its Affiliates or otherwise;

            (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

            (d) any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other obligations of any other Affiliate of any Grantor under or in respect of the Note Documents or any other assets of any Affiliate of any Grantor;

            (e) any change, restructuring or termination of the corporate structure or existence of any Grantor, or any Affiliate of any Grantor;

            (f) any failure of any Secured Party to disclose to any Grantor or any Affiliate of any Grantor any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Grantor or Affiliate of any Grantor now or hereafter known to such Secured Party (each Grantor waiving any duty on the part of the Secured Parties to disclose such information);

            (g) the failure of any other Person to execute this Agreement or any other Note Document, guaranty or agreement or the release or reduction of liability of any Grantor or other grantor or surety with respect to the Secured Obligations; or

            (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Grantor or any Affiliate of any Grantor or otherwise, all as though such payment had not been made.

            Section 24. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

            Section 25. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.
(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            (b) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Note Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Grantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Note Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any other Note Document in the courts of any jurisdiction.

            (c) Each Grantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Note Documents to which it is or is to be a party in any New York State or federal court. Each Grantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

            (d) Each Grantor represents, warrants and agrees that, prior to the Closing Date, it will have appointed CT Corporation System as its authorized agent (the "AUTHORIZED AGENT", which term, as used herein, includes any successor in such capacity) upon whom process may be served in any such action, suit or proceeding arising out of, based on or relating to this Agreement or any of the transactions contemplated hereby. Such appointment shall, to the fullest extent it may effectively do so under applicable law, be irrevocable. Each Grantor represents, warrants and agrees that, prior to the Closing Date, the Authorized Agent will have agreed to act as such agent for service of process and such Grantor agrees, to the fullest extent it may effectively do so under applicable law, to take any and all action, including the filing of any and all documents and instruments and the payment of all fees, that may be necessary to effect and to continue such appointment in full force and effect as aforesaid for so long as any of the Secured Obligations shall be outstanding and until the principal of, premium, if any and interest on, and any and all other amounts payable under or with respect to the Secured Obligations shall have been paid in full. Each Grantor agrees, to the fullest extent it may effectively do so under applicable law, that service of process upon the Authorized Agent and written notice for such service to such Grantor (mailed or delivered to its Secretary at the address shown next to its name on the signature page of this Agreement) shall be deemed, in every respect, effective service of process upon such Grantor in any such action, suit or proceeding.

            (e) In respect of any judgment or order given or made against a Grantor for any amount due hereunder that is expressed and paid in a currency (the "JUDGMENT CURRENCY") other than United States dollars, such Grantor will indemnify the Collateral Agent and each other Secured Party, from and against any and all loss incurred by such Secured Party as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which such Secured Party is able to purchase United States dollars with the amount of judgment currency actually received by such Secured Party. Each Grantor agrees, to the fullest extent it may effectively do so under applicable law, that the foregoing indemnity shall constitute a separate and independent obligation of such Grantor and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

            (f) To the extent that a Grantor or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from (i) any legal action, suit or proceeding, (ii) setoff or counterclaim, (iii) the jurisdiction of any court, (iv) service process, (v) attachment upon or prior to judgment, (vi) attachment in aid of execution of judgment, (vii) execution of judgment, or (viii) other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which any action, suit or proceeding may at any time be commenced with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, such Grantor, to the fullest extent it may effectively do so under applicable law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

            (g) EACH GRANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE NOTE DOCUMENTS, THE ADVANCES OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

            IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

Address for Notices:                   HOLLINGER INC.


10 Toronto Street                      By ______________________________
Toronto, Canada M5C 2B7                Title:
Attention:  Chief Financial Officer

Address for Notices:                   RAVELSTON MANAGEMENT INC.


10 Toronto Street                      By ______________________________
Toronto, Canada M5C 2B7                Title:
Attention:  Chief Financial Officer

Address for Notices:                   504468 N.B. INC.


10 Toronto Street                      By ______________________________
Toronto, Canada M5C 2B7                Title:
Attention:  Chief Financial Officer

Address for Notices:                   THE RAVELSTON CORPORATION LIMITED
                                       (solely with respect to the
                                       representation in Section 8(i))

10 Toronto Street                      By ______________________________
Toronto, Canada M5C 2B7                Title:
Attention:  Chief Financial Officer

                                                               SCHEDULE I TO THE
                                                              SECURITY AGREEMENT


            LOCATION, CHIEF EXECUTIVE OFFICE, PLACE WHERE AGREEMENTS
       ARE MAINTAINED, TYPE OF ORGANIZATION, JURISDICTION OF ORGANIZATION
                    AND ORGANIZATIONAL IDENTIFICATION NUMBER

                  LOCATION, CHIEF
                 EXECUTIVE OFFICE,
                        AND
                    PLACE WHERE                     JURISDICTION
                   AGREEMENTS ARE       TYPE OF          OF       ORGANIZATIONAL
    GRANTOR          MAINTAINED      ORGANIZATION   ORGANIZATION     I.D. NO.
    -------          ----------      ------------   ------------     --------
Hollinger Inc.   10 Toronto Street,  Canadian       Canada        197578-1
                 Toronto, Canada     Corporation
                 M5C 2B7

Ravelston        10 Toronto Street,  Ontario        Ontario,      1517107
Management Inc.  Toronto, Canada     Corporation    Canada
                 M5C 2B7

504468 N.B.      10 Toronto Street,  New Brunswick  New           504468
Inc.             Toronto, Canada     Corporation    Brunswick,
                 M5C 2B7                            Canada

                 (Registered office
                 and agent at the
                 following address:

                 Stewart McKelvey
                 Stirling Scales
                 10th Floor,
                 Brunswick House
                 44 Chipman Hill
                 Saint John,
                 New Brunswick
                 Canada, E2L 2A9

                 Correspondence:
                 P.O. Box 7289
                 Postal Station A
                 Saint John,
                 New Brunswick
                 Canada, E2L 4S6)

                                                              SCHEDULE II TO THE
                                                              SECURITY AGREEMENT


                                 PLEDGED EQUITY


                                                                  PERCENTAGE
                                                                   OF CLASS
                      CLASS OF                                        OF
                       EQUITY      PAR   CERTIFICATE    NUMBER    OUTSTANDING
      ISSUER          INTEREST    VALUE     NO(S)     OF SHARES     SHARES
      ------          --------    -----     -----     ---------     ------
Hollinger           Class A       $0.01     A5124      2,000,000    14.82%
International Inc.  Common Stock
Hollinger           Class A       $0.01     M0154      1,766,013    13.09%
International Inc.  Common Stock
Hollinger           Class A       $0.01     M0161      1,403,177    10.40%
International Inc.  Common Stock
Hollinger           Class A       $0.01     M0483        809,028     6.00%
International Inc.  Common Stock
Hollinger           Class A       $0.01     M0369          5,406     0.04%
International Inc.  Common Stock
Hollinger           Class A       $0.01     A5413      1,460,407    10.83%
International Inc.  Common Stock
Hollinger           Class A       $0.01     M0478      1,661,787    12.32%
International Inc.  Common Stock
Hollinger           Class A       $0.01     M0479        655,000     4.86%
International Inc.  Common Stock
Hollinger           Class A       $0.01     M0511         29,000     0.21%
International Inc.  Common Stock
Hollinger           Class A       $0.01     M0515        304,287     2.26%
International Inc.  Common Stock
Hollinger           Class A       $0.01     M0518         14,197     0.11%
International Inc.  Common Stock
Hollinger           Class B       $0.01     B0005     12,990,000    86.66%
International Inc.  Common Stock
Hollinger           Class B       $0.01     B0006      2,000,000    13.34%
International Inc.  Common Stock

                                                             SCHEDULE III TO THE
                                                              SECURITY AGREEMENT


                               ASSIGNED AGREEMENTS

GRANTOR          ASSIGNED AGREEMENT
                 Services Agreement between Hollinger International Inc.
                 and The Ravelston Corporation Limited, dated as of January 1, 1998 as assigned by The Ravelston Corporation
RMI              Limited to Ravelston Management Inc. pursuant to a
                 Transfer and Consent Agreement dated July 5, 2002 (as amended, amended and restated, or otherwise modified or supplemented from time to time).

                 Amended and Restated Services Agreement between
                 Hollinger Canadian Publishing Holdings Co. and The
                 Ravelston Corporation Limited, dated as of December 1,
                 1999 as assigned by The Ravelston Corporation Limited to
RMI              Ravelston Management Inc. pursuant to a Transfer and
                 Consent Agreement dated July 5, 2002 (as amended, amended and restated, or otherwise modified or supplemented from time to time).

                 Support Agreement between Hollinger Inc. and Ravelston
                 Management Inc. dated as of March 10, 2003 (as amended,
HI amended and restated, or otherwise modified or supplemented from time to time).

                                                              SCHEDULE IV TO THE
                                                              SECURITY AGREEMENT


                         CHANGES IN NAME, LOCATION, ETC.

None.

                                                                EXHIBIT A TO THE
                                                              SECURITY AGREEMENT

                      FORM OF SECURITY AGREEMENT SUPPLEMENT

                                         [Date of Security Agreement Supplement]

WACHOVIA TRUST COMPANY,
NATIONAL ASSOCIATION
as Trustee and Collateral Agent
under the Indenture referred to below

Attn:____________

                                 Hollinger Inc.

Ladies and Gentlemen:

            Reference is made to (i) the Indenture dated as of March 10, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "INDENTURE"), among Hollinger Inc., (the "COMPANY"), as the issuer of Notes thereunder, Ravelston Management Inc., ("RMI"), 504468 N.B. Inc., ("NB1"), The Ravelston Corporation Limited, Sugra Limited, and Wachovia Trust Company, National Association, as trustee and collateral agent (together with any successor appointed pursuant to the Indenture, the "COLLATERAL AGENT"), and
(ii) the Security Agreement dated March 10, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT") made by the Grantors from time to time party thereto in favor of the Collateral Agent for the Secured Parties (as defined therein). Terms defined in the Indenture or the Security Agreement and not otherwise defined herein are used herein as defined in the Indenture or the Security Agreement.

            SECTION 1. Grant of Security. The undersigned hereby grants, assigns and transfers to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to all of the Collateral of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

            SECTION 2. Security for Obligations. The grant of a security interest in, the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all obligations of the undersigned now or hereafter existing under or in respect of the Note Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned, whether incurred alone or with another or others and whether as principal, guarantor or surety, to any Secured Party under the Note Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Grantor or any Affiliate of a Grantor.

            SECTION 3. Supplements to Security Agreement Schedules. The undersigned has attached hereto supplemental Schedules I through IV to Schedules I through IV, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement and are complete and correct.

            SECTION 4. Representations and Warranties. The undersigned hereby makes each representation and warranty set forth in Section 8 of the Security Agreement (as supplemented by the attached supplemental schedules) to the same extent as each other Grantor.

            SECTION 5. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an "Additional Grantor" or a "Grantor" shall also mean and be a reference to the undersigned.

            SECTION 6. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            (a) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof; in any action or proceeding arising out of or relating to this Agreement or any of the other Note Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Note Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any other Note Document in the courts of any jurisdiction.

            (b) The undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Note Documents to which it is or is to be a party in any New York State or federal court. The undersigned hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

            (c) The undersigned represents, warrants and agrees that, prior to the Closing Date, it will have appointed CT Corporation System as its authorized agent (the "AUTHORIZED AGENT", which term, as used herein, includes any successor in such capacity) upon whom process may be served in any such action, suit or proceeding arising out of, based on or relating to this Agreement or any of the transactions contemplated hereby. Such appointment shall, to the fullest extent it may effectively do so under applicable law, be irrevocable. The undersigned represents, warrants and agrees that, prior to the Closing Date, the Authorized Agent will have agreed to act as such agent for service of process and the undersigned agrees, to the fullest extent it may effectively do so under applicable law, to take any and all action, including the filing of any and all documents and instruments and the payment of all fees, that may be necessary to effect and to continue such appointment in full force and effect as aforesaid for so long as any of the Secured Obligations shall be outstanding and until the principal of, premium, if any and interest on, and any and all other amounts payable under or with respect to the Secured Obligations shall have been paid in full. The undersigned agrees, to the fullest extent it may effectively do so under applicable law, that service of process upon the Authorized Agent and written notice for such service to the undersigned (mailed or delivered to its Secretary at the address shown next to its name on the signature page of this Agreement) shall be deemed, in every respect, effective service of process upon the undersigned in any such action, suit or proceeding.

            (d) In respect of any judgment or order given or made against the undersigned for any amount due hereunder that is expressed and paid in a currency (the "JUDGMENT CURRENCY") other than United States dollars, the undersigned will indemnify the Collateral Agent and each other Secured Party, from and against any and all loss incurred by such Secured Party as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which such Secured Party is able to purchase United States dollars with the amount of judgment currency actually received by such Secured Party. The undersigned agrees, to the fullest extent it may effectively do so under applicable law, that the foregoing indemnity shall constitute a separate and independent obligation of the undersigned and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

            (e) To the extent that the undersigned or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from (i) any legal action, suit or proceeding, (ii) setoff or counterclaim, (iii) the jurisdiction of any court, (iv) service process, (v) attachment upon or prior to judgment, (vi) attachment in aid of execution of judgment, (vii) execution of judgment, or (viii) other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which any action, suit or proceeding may at any time be commenced with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, the undersigned , to the fullest extent it may effectively do so under applicable law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

            (f) THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE NOTE DOCUMENTS, THE ADVANCES OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                                        Very truly yours,


                                        [NAME OF ADDITIONAL GRANTOR]


                                        By
                                           -------------------------------------
                                           Title:

                                              Address for notices:

                                              ----------------------------------

                                              ----------------------------------

                                              ----------------------------------

                                                                EXHIBIT B TO THE
                                                              SECURITY AGREEMENT

                        FORM OF ACCOUNT CONTROL AGREEMENT
                      (DEPOSIT ACCOUNT/SECURITIES ACCOUNT)

            ACCOUNT CONTROL AGREEMENT (this "AGREEMENT") dated as of ________ ____ among_________, a___________ (the "GRANTOR"), WACHOVIA TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee and Collateral Agent (the "SECURED PARTY"), and __________, a __________ ("______________ as securities intermediary and depository bank (the "ACCOUNT HOLDER").

PRELIMINARY STATEMENTS:

            (1) The Grantor has granted the Secured Party a security interest (the "SECURITY INTEREST") in the following accounts maintained by the Account Holder for the Grantor (each, an "ACCOUNT" and collectively, the "ACCOUNTS"):

           [Insert account numbers and other identifying information.]

            (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. UNIFORM COMMERCIAL CODE") are used in this Agreement as such terms are defined in such Article 8 or 9.

            NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

            SECTION 1. The Accounts. The Grantor and Account Holder represent and warrant to, and agrees with, the Secured Party that:

            (a) The Account Holder maintains each Account for the Grantor, and all property (including, without limitation, all funds and financial assets) held by the Account Holder for the account of the Grantor are, and will continue to be, credited to an Account in accordance with instructions given by the Grantor (unless otherwise provided herein).

            (b) To the extent that funds are credited to any Account, such Account is a deposit account; and to the extent that financial assets are credited to any Account, such Account is a securities account. The Account Holder is (i) the bank with which each Account that is a deposit account is maintained and (ii) the securities intermediary with respect to financial assets held in any Account that is a securities account. The Grantor is (x) the Account Holder's customer with respect to the Accounts and (y) the entitlement holder with respect to financial assets credited from time to time to any Account.

            (c) Notwithstanding any other agreement to the contrary, the Account Holder's jurisdiction with respect to each Account for purposes of the N.Y. Uniform Commercial Code is, and will continue to be for so long as the Security Interest shall be in effect, the State of New York.

            (d) Attached as Exhibit A hereto are statements of the respective Accounts as of the date hereof showing the property credited to each Account.

            (e) The Grantor and Account Holder do not know of any claim to or interest in any Account or any property (including, without limitation, funds and financial assets) credited to any Account, except for claims and interests of the parties referred to in this Agreement.

            SECTION 2. Confirmation of Grant of Security Interest. The Grantor hereby confirms that it has granted to the Secured Party a security interest in the Accounts, all property credited thereto and all proceeds thereof, pursuant to the Security Agreement (the "SECURITY AGREEMENT") dated March 10, 2003 among the Grantor, the Secured Party, and certain other parties thereto. To the extent (and only to the extent) that such grant is for any reason found to be invalid, the Grantor hereby grants to the Secured Party a security interest in the Accounts, all property credited thereto from time to time, all proceeds thereof, and all other property related thereto as more fully described in the Security Agreement, as security for the Secured Obligations (as defined in the Security Agreement).

            SECTION 3. Control by Secured Party. The Account Holder will comply with (i) all instructions directing disposition of the funds in any and all of the Accounts, (ii) all notifications and entitlement orders that the Account Holder receives directing it to transfer or redeem any financial asset in any and all of the Accounts, and (iii) all other directions concerning any and all of the Accounts, including, without limitation, directions to distribute to the Secured Party proceeds of any such transfer or redemption or interest or dividends on property in any and all of the Accounts (any such instruction, notification or direction referred to in clause (i), (ii) or (iii) above being an "ACCOUNT DIRECTION"), in each case of clauses (i), (ii) and (iii) above originated by the Secured Party without further consent by the Grantor or any other person or entity.

            SECTION 4. Grantor's Rights in Accounts.

            (a) The Account Holder will comply with Account Directions and other directions concerning each Account originated by, and only by, the Secured Party.

            (b) Until the Account Holder receives a notice from the Secured Party that the Secured Party will exercise exclusive control over any Account (a "NOTICE OF EXCLUSIVE CONTROL" with respect to such Account), the Account Holder may distribute to the Grantor all interest and regular cash dividends on property (including, without limitation, funds and financial assets) in such Account.

            (c) If the Account Holder receives from the Secured Party a Notice of Exclusive Control with respect to any Account, the Account Holder will cease distributing to the Grantor all interest and dividends on property (including, without limitation, funds and financial assets) in such Account.

            SECTION 5. Priority of Secured Party's Security Interest. (a) The Account Holder (i) subordinates to the Security Interest and in favor of the Secured Party any security interest, lien, or right of recoupment or setoff that the Account Holder may have, now or in the future, against any Account or property (including, without limitation, any funds and financial assets) credited to any Account, and (ii) agrees that it will not exercise any right in respect of any such security interest or lien or any such right of recoupment or setoff until the Security Interest is terminated, except that the Account Holder
(A) will retain its prior security interest and lien on property credited to any Account, (B) may exercise any right in respect of such security interest or lien, and (C) may exercise any right of recoupment or setoff against any Account, in the case of clauses (A), (B) and (C) above, to secure or to satisfy, and only to secure or to satisfy, payment (x) for such property, (y) for its customary fees and expenses for the routine maintenance and operation of such Account, and (z) if such Account is a deposit account, for the face amount of any items that have been credited to such Account but are subsequently returned unpaid because of uncollected or insufficient funds.

            (b) The Account Holder will not enter into any other agreement with any person or entity relating to Account Directions or other directions with respect to any Account.

            SECTION 6. Statements, Confirmations, and Notices of Adverse Claims.
(a) The Account Holder will send copies of all statements and confirmations for each Account simultaneously to the Secured Party and the Grantor.

            (b) When the Account Holder knows of any claim or interest in any Account or any property (including, without limitation, funds and financial assets) credited to any Account other than the claims and interests of the parties referred to in this Agreement, the Account Holder will promptly notify the Secured Party and the Grantor of such claim or interest.

            SECTION 7. The Account Holder's Responsibility. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 4, the Account Holder will not be liable to the Secured Party for complying with Account Directions or other directions concerning any Account from the Grantor that are received by the Account Holder before the Account Holder receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

            (b) The Account Holder will not be liable to the Grantor or the Secured Party for complying with a Notice of Exclusive Control or with an Account Direction or other direction concerning any Account originated by the Secured Party, even if the Grantor notifies the Account Holder that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Account Direction or such other direction unless the Account Holder takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

            (c) This Agreement does not create any obligation of the Account Holder except for those expressly set forth in this Agreement and, in the case of any Account that is a securities account, in Part 5 of Article 8 of the N.Y. Uniform Commercial Code and, in the case of any Account that is a deposit-account, in Article 4 of the N.Y. Uniform Commercial Code. In particular, the Account Holder need not investigate whether the Secured Party is entitled under the Secured Party's agreements with the Grantor to give an Account Direction or other direction concerning any Account or a Notice of Exclusive Control. The Account Holder may rely on notices and communications it believes given by the appropriate party.

            SECTION 8. Indemnity. The Grantor will indemnify the Account Holder, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Account Holder's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

            SECTION 9. Termination; Survival. (a) The Secured Party may terminate this Agreement by notice to the Account Holder and the Grantor. If the Secured Party notifies the Account Holder that the Security Interest has terminated, this Agreement will immediately terminate.

            (b) The Account Holder may terminate this Agreement on 60 days' prior notice to the Secured Party and the Grantor, provided that before such termination the Account Holder and the Grantor shall make arrangements to transfer the property (including, without limitation, all funds and financial assets) credited to each Account to another Account Holder that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

            (c) Sections 7 and 8 will survive termination of this Agreement.

            SECTION 10. Governing Law. This Agreement and each Account will be governed by the law of the State of New York. The Account Holder and the Grantor may not change the law governing any Account without the Secured Party's express prior written agreement.

            SECTION 11. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

            SECTION 12. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

            SECTION 13. Financial Assets. The Account Holder agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property (other than funds) credited from time to time to any Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.

            SECTION 14. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Account Directions may be given orally), will be sent to the party's address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

            SECTION 15. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Account Holder, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Account Holder and their respective successors and assigns.

            SECTION 16. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        [NAME OF GRANTOR]

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                        WACHOVIA TRUST COMPANY,
                                        NATIONAL ASSOCIATION, as
                                        Trustee and Collateral Agent


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------


                                        [NAME OF ACCOUNT HOLDER]


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                    EXHIBIT A

[Statements of the various Accounts showing the property credited to each Account]

                                                              EXHIBIT C-1 TO THE
                                                              SECURITY AGREEMENT

                            CONSENT AND AGREEMENT OF
                          HOLLINGER INTERNATIONAL INC.

            The undersigned hereby (a) acknowledges notice of, and consents to the terms and provisions of, the Security Agreement dated March 10, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT", the terms defined therein being used herein as therein defined) among Hollinger Inc. and certain other grantors from time to time party thereto and Wachovia Trust Company, National Association, as Trustee and Collateral Agent (the "COLLATERAL AGENT") for the Secured Parties referred to therein, (b) consents in all respects to the pledge and assignment to the Collateral Agent of all of the Grantor's (as defined below) right, title and interest in, to and under the Assigned Agreements (as defined below) pursuant to the Security Agreement, (c) acknowledges that the Grantor has provided it with notice of the right of the Collateral Agent in the exercise of its rights and remedies under the Security Agreement to make all demands, give all notices, take all actions and exercise all rights of the Grantor under the Assigned Agreements, and (d) agrees with the Collateral Agent that:

            (10) A true copy each of (i) the Services Agreement between the undersigned and The Ravelston Corporation Limited ("RCL"), dated as of January 1, 1998 (the "HII SERVICES AGREEMENT") and (ii) the Transfer and Consent Agreement between RCL and Ravelston Management Inc. (the "GRANTOR"), dated July 5, 2002 (together with the HIT Services Agreement, are collectively referred to as the "ASSIGNED AGREEMENTS"), in each case, including, without limitation, all amendments, modifications, restatements and supplements, are attached hereto as Schedule 1. The Assigned Agreements are in full force and effect and enforceable against the undersigned, and the undersigned is not aware of any default under the Assigned Agreements or any event that would give any party the right to terminate or rescind the Assigned Agreements. No prepayments have been made of any amounts to become due under the Assigned Agreements.

            (11) The undersigned will make all payments to be made by it under or in connection with the Assigned Agreements provided that in the event that an Event of Default has occurred and is continuing, the undersigned will make payment of amounts payable thereunder (up to 70% of the amounts due thereunder) directly to the Collateral Agent.

            (12) All payments referred to in paragraph 2 above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from any Secured Party for any reason any such payment once made.

            (13) After the occurrence of an Event of Default which is continuing, the Collateral Agent or its designee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Agreements in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

            (14) In the event of a default by the Grantor in the performance of any of its obligations under the Assigned Agreements, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreements which would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable the undersigned to terminate or suspend its obligations under the Assigned Agreements, the undersigned shall not terminate the Assigned Agreements until it first gives the Collateral Agent written notice of the default and permits the Collateral Agent to cure the default within a period of 30 days after the later of (i) notice of default having been given to the Collateral Agent by the undersigned and (ii) the expiration of the applicable cure period provided in the Assigned Agreements for the Grantor to cure the default.

            (15) The undersigned shall deliver to the Collateral Agent, concurrently with the delivery thereof to the Grantor, a copy of each notice, request or demand given by the undersigned pursuant to the Assigned Agreements.

            (16) Except as specifically provided in this Consent and Agreement, neither the Collateral Agent nor any other Secured Party shall have any liability or obligation under the Assigned Agreements as a result of this Consent and Agreement, the Security Agreement or otherwise.

            (17) Upon the enforcement of the Security Agreement by the Collateral Agent and the transfer of the Assigned Agreements to a transferee, the undersigned will recognize the transferee as the counterparty to the Assigned Agreements in the place and stead of the Grantor.

            This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.

Dated: March 10, 2003                   HOLLIINGER INTERNATIONAL INC.



                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE 1

                                                              EXHIBIT C-2 TO THE
                                                              SECURITY AGREEMENT

                            CONSENT AND AGREEMENT OF
                        HOLLINGER CANADIAN PUBLISHING CO.

            The undersigned hereby (a) acknowledges notice of, and consents to the terms and provisions of, the Security Agreement dated March 10, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT", the terms defined therein being used herein as therein defined) among Hollinger Inc. and certain other grantors from time to time party thereto and Wachovia Trust Company, National Association, as Trustee and Collateral Agent (the "COLLATERAL AGENT") for the Secured Parties referred to therein, (b) consents in all respects to the pledge and assignment to the Collateral Agent of all of the Grantor's (as defined below) right, title and interest in, to and under the Assigned Agreements (as defined below) pursuant to the Security Agreement, (c) acknowledges that the Grantor has provided it with notice of the right of the Collateral Agent in the exercise of its rights and remedies under the Security Agreement to make all demands, give all notices, take all actions and exercise all rights of the Grantor under the Assigned Agreements, and (d) agrees with the Collateral Agent that:

            (18) A true copy each of(i) the Services Agreement between the undersigned and The Ravelston Corporation Limited ("RCL"), dated as of January 1, 1998 (the "HII SERVICES AGREEMENT") and (ii) the Transfer and Consent Agreement between RCL and Ravelston Management Inc. (the "GRANTOR"), dated July 5, 2002 (together with the HII Services Agreement, are collectively referred to as the "ASSIGNED AGREEMENTS"), in each case, including, without limitation, all amendments, modifications, restatements and supplements, are attached hereto as Schedule 1. The Assigned Agreements are in full force and effect and enforceable against the undersigned, and the undersigned is not aware of any default under the Assigned Agreements or any event that would give any party the right to terminate or rescind the Assigned Agreements. No prepayments have been made of any amounts to become due under the Assigned Agreements.

            (19) The undersigned will make all payments to be made by it under or in connection with the Assigned Agreements provided that in the event that an Event of Default has occurred and is continuing, the undersigned will make payment of amounts payable thereunder (up to 70% of the amounts due thereunder) directly to the Collateral Agent.

            (20) All payments referred to in paragraph 2 above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from any Secured Party for any reason any such payment once made.

            (21) After the occurrence of an Event of Default which is continuing, the Collateral Agent or its designee shall be entitled to exercise any and all rights and remedies of the Grantor-under the Assigned Agreements in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

            (22) In the event of a default by the Grantor in the performance of any of its obligations under the Assigned Agreements, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreements which would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable the undersigned to terminate or suspend its obligations under the Assigned Agreements, the undersigned shall not terminate the Assigned Agreements until it first gives the Collateral Agent written notice of the default and permits the Collateral Agent to cure the default within a period of 30 days after the later of (i) notice of default having been given to the Collateral Agent by the undersigned and (ii) the expiration of the applicable cure period provided in the Assigned Agreements for the Grantor to cure the default.

            (23) The undersigned shall deliver to the Collateral Agent, concurrently with the delivery thereof to the Grantor, a copy of each notice, request or demand given by the undersigned pursuant to the Assigned Agreements.

            (24) Except as specifically provided in this Consent and Agreement, neither the Collateral Agent nor any other Secured Party shall have any liability or obligation under the Assigned Agreements as a result of this Consent and Agreement, the Security Agreement or otherwise.

            (25) Upon the enforcement of the Security Agreement by the Collateral Agent and the transfer of the Assigned Agreements to a transferee, the undersigned will recognize the transferee as the counterparty to the Assigned Agreements in the place and stead of the Grantor.

            This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.

Dated: March 10, 2003                   HOLLIINGER CANADIAN PUBLISHING CO.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE 1

                                                              EXHIBIT C-3 TO THE
                                                              SECURITY AGREEMENT

                            CONSENT AND AGREEMENT OF
                            RAVELSTON MANAGEMENT INC.

            The undersigned hereby (a) acknowledges notice of, and consents to the terms and provision of, the Security Agreement dated March 10, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT", the terms defined therein being used herein as therein defined) among Hollinger Inc. and certain other grantors from time to time party thereto and Wachovia Trust Company, National Association, as Trustee and Collateral Agent (the "COLLATERAL AGENT") for the Secured Parties referred to therein, (b) consents in all respects to the pledge and assignment to the Collateral Agent of all of the Grantor's (as defined below) right, title and interest in, to and under the Assigned Agreement (as defined below) pursuant to the Security Agreement, (c) acknowledges that the Grantor has provided it with notice of the right of the Collateral Agent in the exercise of its rights and remedies under the Security Agreement to make all demands, give all notices, take all actions and exercise all rights of the Grantor under the Assigned Agreement, and (d) agrees with the Collateral Agent that:

            (1) A true copy of the Support Agreement between the undersigned and Hollinger Inc. (the "GRANTOR") dated as of March 10, 2003 (the "ASSIGNED AGREEMENT"), including, without limitation, all amendments, modifications, restatements and supplements is attached hereto as Schedule 1. The Assigned Agreement is in full force and effect and enforceable against the undersigned, and the undersigned is not aware of any default under the Assigned Agreement or any event that would give any party the right to terminate or rescind the Assigned Agreement. No prepayments have been made of any amounts to become due under the Assigned Agreement.

            (2) The undersigned will make all payments to be made by it under or in connection with the Assigned Agreement provided that in the event that an Event of Default has occurred and is continuing, the undersigned will make payment of 100% of all amounts payable thereunder directly to the Collateral Agent.

            (3) All payments referred to in paragraph 2 above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from any Secured Party for any reason any such payment once made.

            (4) After the occurrence of an Event of Default which is continuing, the Collateral Agent or its designee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

            (5) The undersigned will not, without the prior written consent of the Collateral Agent, (i) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof, or (ii) amend, amend and restate, supplement or otherwise modify the Assigned Agreement, except, in each case, to the extent otherwise permitted under the Note Documents referred to in the Security Agreement.

            (6) In the event of a default by the Grantor in the performance of any of its obligations under the Assigned Agreement, or upon the occurrence or non-occurrence of any event or condition under the Assigned Agreement which would immediately or with the passage of any applicable grace period or the giving of notice, or both, enable the undersigned to terminate or suspend its obligations under the Assigned Agreement, the undersigned shall not terminate the Assigned Agreement until it first gives the Collateral Agent written notice of the default and permits the Collateral Agent to cure the default within a period of 30 days after the later of (i) notice of default having been given to the Collateral Agent by the undersigned and (ii) the expiration of the applicable cure period provided in the Assigned Agreement for the Grantor to cure the default.

            (7) The undersigned shall deliver to the Collateral Agent, concurrently with the delivery thereof to the Grantor, a copy of each notice, request or demand given by the undersigned pursuant to the Assigned Agreement.

            (8) Except as specifically provided in this Consent and Agreement, neither the Collateral Agent nor any other Secured Party shall have any liability or obligation under the Assigned Agreement as a result of this Consent and Agreement, the Security Agreement or otherwise.

            (9) Upon the enforcement of the Security Agreement by the Collateral Agent and the transfer of the Assigned Agreement to a transferee, the undersigned will recognize the transferee as the counterparty to the Assigned Agreement in the place and stead of the Grantor,

            This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.

Dated: March 10, 2003                   RAVELSTON MANAGEMENT INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE 1

                             INTENTIONALLY OMITTED.